UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 21, 2008
Date of Report

May 19, 2008
(Date of Earliest Event Reported)

AMERIWEST ENERGY CORP.

(Exact name of Registrant as Specified in its Charter)

123 West 1st Ave., Suite 215,
Casper, WY 82601
(Address of Principal Executive Offices)

Tel: (307) 266-4409
(Registrant's Telephone Number)
Nevada	333-122449	98-0359930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On May 19, 2008, Ameriwest Energy Corp. (the "Company") announced that it became the official operator of record for the South Glenrock "C" oilfield located 20 miles outside of Casper, Wyoming. The Company will receive the right to all production from the field as of May 1st, 2008. The Company previously entered into a letter of intent with Muddy Mineral Exploration LLC, the owner of certain rights to the oilfield, dated July 18, 2007, as amended October 1, 2007 and March 19, 2008 to secure such rights to the oilfield.

For more information, see the Press Release attached hereto as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

    99  Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIWEST ENERGY CORP.

/s/ Walter Merschat
Walter Merschat, Chief Executive Officer

Dated: May 21, 2008